UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 28, 2005


                                KCS Energy, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                     1-13781                   22-2889587
(State or other jurisdiction of     (Commission                (IRS Employer
        incorporation)              File Number)             Identification No.)


   5555 San Felipe Road, Suite 1200
           Houston, Texas                                         77056
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (713) 877-8006


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

      On September 28, 2005, KCS Energy, Inc. issued a press release announcing the impact of Hurricanes Katrina and Rita on its operations. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

 Item 9.01 Financial Statements and Exhibits.

         (c)      Exhibits.

     Exhibit Number                         Description
 -------------------- ----------------------------------------------------------
     Exhibit 99.1      KCS Energy, Inc. Press Release, dated September 28, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KCS ENERGY, INC.


Date: September 30, 2005                /s/ Frederick Dwyer
                                        ----------------------------------------
                                        Frederick Dwyer
                                        Vice President, Controller and Secretary

                                  EXHIBIT INDEX



     Exhibit Number                         Description
 -------------------- ----------------------------------------------------------
     Exhibit 99.1      KCS Energy, Inc. Press Release, dated September 28, 2005.